_____________________________________________________________________________

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)              Janaury 17, 1996

Commission File Number Number 0-16839

                           PEOPLES FIRST CORPORATION
            (Exact name of registrant as specified in its charter)

          Kentucky                                               61-1023747
(State or other jurisdiction of                               (I R S Employer
 incorporation or organization)                             Identification No.)

100 South Fourth Street
Paducah, Kentucky                                                    42002-2200
(Address of principal exective offices)                              (Zip Code)

Registrant's telephone number, including area code:              (502) 441-1200





















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Item 5.  Other Event - Information of importance to security holders:


                             FOR IMMEDIATE RELEASE

       Release Date: Janaury 17, 1996

       For Further Information Contact: Aubrey W. Lippert
                                        Peoples First Corporation
                                        (502) 441-1200


          PEOPLES FIRST CORPORATION ANNOUNCES A 5% STOCK DIVIDEND

     PADUCAH, KY -- Peoples First Corporation (NASDAQ/NMS: PFKY) today announced a 5% stock dividend on Peoples First common shares. The stock dividend is payable on March 18, 1996 to shareholders of record at the close of business on February 19, 1996. The stock dividend is in addition to the Company's regular quarterly cash dividend of $0.15 per share, which is payable on February 15, 1996 to shareholders of record at the close of business on February 1, 1996.
The Company previously declared a 5% stock dividend in 1995.

     BOARD OF DIRECTORS AUTHORIZE PURCHASE OF UP TO 400,000 SHARES OF ST

     The Board of Directors approved the purchase of up to 400,000 shares (approximately 4.3% of outstanding shares) of Peoples First common shares in the open market. Shares acquired may be used in conjunction with Company's stock dividend program. In announcing the stock buy-back, Aubrey W. Lippert, Chairman of the Board, President and Chief Executive Officer, said "The Board pursues capital management with the objective of providing adequate financial strength to execute flexible business strategies, surpass all regulatory requirements and leverage stockholders' equity to a desirable degree. We believe our current financial strength allows the Company to make this expression of confidence in our future, and the purchase of our stock at current market prices can aid in the building of shareholder value."

     The Company has a policy of maintaining, at a minimum, a capital position that meets the Federal regulator's "well capitalized" classification. Total "risk based" capital and leverage ratios were 14.24% and 9.13%, respectively, at September 30, 1995, both significantly above regulatory capital requirements of 8.00% and 4.00%.

     Peoples First Corporation is one of the largest multi-bank holding companies headquartered in Kentucky with assets of more than $1.2 billion as of September 30, 1995. Peoples First provides a complete range of commercial and personal banking services through its 25 western Kentucky banking offices in Paducah, Calvert City, Benton, LaCenter, Salem, Smithland, Murray, Central City, Greenville, Beaver Dam, Hartford, Livermore, Morgantown, Mayfield, and Symsonia.




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SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on Janaury 18, 1996.

                                        PEOPLES FIRST CORPORATION

                                        By: /s/ Allan B. Kleet

                                        Allan B. Kleet
                                        Principal Accounting Officer







































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